UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2008

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 10, 2008, the Board of Directors of United Technologies Corporation (“UTC” or the “Company”) approved certain amendments to UTC’s Bylaws, including the following:

•

Section 1.8 was amended to clarify that one or more, rather than two, inspectors of election may be appointed to impartially carry out the duties of inspector of election for shareholders meetings as prescribed by law.

•

Section 1.10 was amended to clarify that such Section shall be the exclusive means for shareholders to make nominations or submit other business before an annual meeting of shareholders, other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934.

•

Section 1.10 was further amended to provide that shareholders submitting the required advance notice of nominations or other business before an annual meeting of shareholders must provide with the advance notice certain additional information, including but not limited to the following information: the class or series and number of shares owned (beneficially and of record) by the shareholder; a description of any relationship pursuant to which the shareholder has rights to vote shares of the Company; a description of any derivative or short positions, profit interests or rights to dividends or performance-related fees the shareholder has with respect to shares of the Company’s stock; a description of any agreements with others concerning the proposal of business; a description of material relationships among the shareholder, nominee and others acting in concert; responses to a questionnaire concerning the nominee’s background and qualifications; written representations regarding any voting commitments of the nominee; and, if required, information concerning the nominee’s eligibility to serve as an independent director.

•	Section 2.2 was amended to define the term “contested election” and to specify the date as of which a determination will be made as to the existence of a contested election.

•

Section 6.5 was amended to confirm the rights of directors and officers to advancement of expenses in connection with litigation covered by Section 6.5; to confirm the ability of the Company to provide advancement of expenses to employees and fiduciaries; and to confirm that the rights of indemnification provided to directors and officers under Section 6.5 are rights of contract and not subject to later amendment.

The preceding is qualified in its entirety by reference to UTC’s Bylaws as amended and restated, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Bylaws of United Technologies Corporation, as Amended and Restated on December 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: December 12, 2008	By:	/s/ Kathleen M. Hopko
Kathleen M. Hopko
Vice President, Secretary and
Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Bylaws of United Technologies Corporation, as Amended and Restated on December 10, 2008.